UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2016

MaxLinear, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34666	14-1896129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5966 La Place Court, Suite 100, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (760) 692-0711

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 9, 2016, MaxLinear, Inc. (“MaxLinear”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Broadcom Corporation (“Broadcom”), pursuant to which Broadcom agreed to sell (and to cause its applicable subsidiaries to sell) to MaxLinear (or to MaxLinear’s applicable subsidiaries) certain intellectual property, contracts, and other assets with respect to its wireless infrastructure backhaul business.

On the closing date, as consideration for the assets to be sold by Broadcom (or by its applicable subsidiaries) under the Asset Purchase Agreement, MaxLinear (or MaxLinear’s applicable subsidiaries) will pay a total of $80.0 million to Broadcom (or to its applicable subsidiaries). In addition, pursuant to the Asset Purchase Agreement, MaxLinear (or its applicable subsidiary) will assume certain specified liabilities of Broadcom’s wireless infrastructure backhaul business (including certain product warranty obligations) and will reimburse Broadcom for certain employment costs, in each case, as expressly set forth in the Asset Purchase Agreement. The Asset Purchase Agreement also contains customary representations, warranties and covenants, including non-competition, non-solicitation, and indemnification provisions set forth therein.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Asset Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On May 9, 2016, MaxLinear issued a press release announcing unaudited financial results for the first quarter ended March 31, 2016 and the acquisition of Broadcom’s wireless infrastructure backhaul business. A copy of the press release is furnished herewith as Exhibit 99.1 to this Report.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning MaxLinear’s expectations with respect to the impact of the proposed acquisition of certain assets and assumption of certain liabilities of Broadcom’s wireless infrastructure backhaul business on MaxLinear’s future business and future financial performance; the impact of MaxLinear’s recent acquisitions; trends and growth opportunities in MaxLinear’s product markets; management’s views with respect to the current wireless infrastructure market and its prospects for growth; accounting charges arising from the recent acquisition in the second quarter of fiscal 2016; potential accounting charges arising from the potential acquisition in the third quarter of fiscal 2016; and the impact of the transaction on GAAP and non-GAAP earnings per share in 2016 and 2017. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. MaxLinear’s acquisition of Broadcom’s wireless infrastructure backhaul business presents particular risks associated with MaxLinear’s ability to integrate the acquired business and maintain relationships with employees, vendors, and customers. MaxLinear’s current expectations, with respect to the growth opportunity presented by the wireless infrastructure market, are based on certain assumptions that are themselves subject to substantial risk and uncertainties. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in MaxLinear’s filings with the Securities and Exchange Commission (the “SEC”), including the information set forth under the caption “Risk Factors” in MaxLinear’s most recent Annual Report on Form 10-K for the year ended December 31, 2015, as amended by Amendment No. 1 filed with the SEC on April 28, 2016; MaxLinear’s subsequent Quarterly Reports on Form 10-Q; and other reports and filings with the SEC. All forward-looking statements are based on the estimates, projections and assumptions of management as of May 9, 2016, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Asset Purchase Agreement, dated as of May 9, 2016, by and between MaxLinear and Broadcom.

99.1*	Press Release, dated May 9, 2016.

*	The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 9, 2016	MAXLINEAR, INC.

(Registrant)

	By:	/s/ Adam C. Spice
Adam C. Spice
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description
10.1	Asset Purchase Agreement, dated as of May 9, 2016, by and between MaxLinear and Broadcom.

99.1*	Press Release, dated May 9, 2016.

*	The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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